UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INTERNATIONAL RECTIFIER CORPORATION
__________________________________________________________________
(Name of Registrant as Specified In Its Charter)

VISHAY INTERTECHNOLOGY, INC.
________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

PRELIMINARY COPY – SUBJECT TO COMPLETION
DATED SEPTEMBER [•], 2008

PROXY STATEMENT OF VISHAY INTERTECHNOLOGY, INC.

ANNUAL MEETING OF STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION

          This proxy statement and the accompanying BLUE proxy card are being furnished to you by Vishay Intertechnology, Inc., a Delaware corporation (“Vishay”), in connection with the solicitation of proxies from you, holders of common stock, par value $1.00 per share (the “Common Stock”), of International Rectifier Corporation, a Delaware corporation (the “Company”). Vishay intends to vote such proxies at the annual meeting of the Company’s stockholders scheduled to be held on October 10, 2008 at [• p.m. / a.m.] at [•], including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the “Annual Meeting”), in order to take the following actions:

(1)	To vote FOR the election of Ronald M. Ruzic, William T. Vinson and Professor Yoram (Jerry) Wind (collectively, the “Nominees”) to serve as the Class One directors on the board of directors of the Company (the “Board”);

(2)	To vote FOR the amendment of Section 2 of Article II of the Amended and Restated Bylaws of the Company (the “Bylaws”) to provide that the annual meeting of stockholders for the year 2008, and the election of the Class Two directors by stockholders at that meeting, shall be held not later than one month following the expiration of the third anniversary of the date on which the annual meeting of Company stockholders was held in 2005 (that is, not later than December 21, 2008);

(3)	To vote FOR the amendment of Section 7 of Article II of the Bylaws to provide that any adjournment of a stockholders meeting at which a quorum is present may not be made unless such adjournment is approved by at least a majority of the shares present in person or represented by proxy at that meeting;

(4)	To vote FOR the amendment of the Bylaws to repeal any and all new Bylaws and Bylaw amendments that are adopted by the Board after February 29, 2008 and prior to or on the date of the adoption of this resolution by the stockholders, unless and to the extent that any such new Bylaws or Bylaw amendments have been approved by holders of a majority of the outstanding common shares of the Company; and

(5)	To vote FOR the Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2008.

          THIS SOLICITATION IS BEING MADE BY VISHAY AND NOT ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS OR MANAGEMENT.

          The Company has set September 19, 2008 as the record date for determining stockholders entitled to vote at the Annual Meeting. For the number of shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting, please see the Company’s definitive proxy statement when filed with the Securities and Exchange Commission (the “SEC”).

          This proxy statement and the accompanying BLUE proxy card are first being sent or given on or about September [•], 2008 to all holders of record of Common Stock on the record date. On the record date, Vishay beneficially owned 1,100 shares of Common Stock, or less than one percent of the outstanding Common Stock. Vishay intends to vote all of its shares at the Annual Meeting FOR the election of its Nominees, FOR the three Bylaw amendment proposals listed above and FOR the Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2008.

          Except as set forth above, Vishay does not know of any other business that will be presented at the Annual Meeting. If, however, other matters are properly presented and you have executed, dated and returned the enclosed BLUE proxy card, the persons named in the enclosed BLUE proxy card will vote the Common Stock represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

          Under SEC rules, Vishay and certain of its directors, officers and employees, along with the Nominees, may be deemed “participants” in the solicitation of proxies in connection with the Annual Meeting (collectively, the “Participants”). Information about the Participants is contained in this proxy statement under the headings “Proposal 1: Election of the Nominees,” “Solicitation of Proxies,” “Certain Information Regarding Vishay,” “Certain Litigation” and in Annex A to this proxy statement.

          This proxy statement is dated September [•], 2008. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary. All information relating to any person other than the Participants is given only to the knowledge of Vishay. You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents filed by Vishay at the SEC’s web site at http://www.sec.gov or by calling Innisfree M&A Incorporated at the address and phone numbers indicated below.

          PLEASE NOTE THAT THIS PROXY STATEMENT IS NEITHER A REQUEST FOR THE TENDER OF SHARES NOR AN OFFER WITH RESPECT THERETO. AS OF THE DATE OF THIS PRELIMINARY PROXY STATEMENT, VISHAY’S PROPOSED TENDER OFFER FOR THE OUTSTANDING SHARES OF COMPANY COMMON STOCK DESCRIBED IN THIS PROXY STATEMENT HAS NOT COMMENCED. ANY OFFERS TO PURCHASE OR SOLICITATION OF OFFERS TO SELL WILL BE MADE ONLY PURSUANT TO A TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) FILED WITH THE SEC. COMPANY STOCKHOLDERS ARE ADVISED TO READ THOSE DOCUMENTS AND ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS MAY OBTAIN COPIES OF THESE DOCUMENTS FOR FREE, WHEN AVAILABLE, AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR BY CALLING INNISFREE M&A INCORPORATED, THE INFORMATION AGENT FOR THE OFFER.

          Please vote by telephone or via the Internet today (instructions are on your BLUE proxy card) or by signing, dating and mailing the enclosed BLUE proxy card in the postage-paid envelope provided.

          Vishay has retained Innisfree M&A Incorporated to assist in this solicitation of proxies. If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED
501  Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free: (877) 456-3402 Banks and Brokers Call Collect: (212) 750-5833

TABLE OF CONTENTS
QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION.......................................................................................	[•]
PROPOSAL 1: ELECTION OF THE NOMINEES.............................................................................................................................................	[•]
PROPOSAL 2: BYLAW AMENDMENT TO REQUIRE THE COMPANY TO HOLD THE 2008 ANNUAL..........................................
MEETING NO LATER THAN DECEMBER 21, 2008......................................................................................................................................	[•]
PROPOSAL 3: BYLAW AMENDMENT TO REQUIRE STOCKHOLDER APPROVAL FOR..................................................................
ADJOURNMENT OF A STOCKHOLDERS MEETING AT WHICH A QUORUM IS PRESENT............................................................	[•]
PROPOSAL 4: REPEAL OF CERTAIN BYLAW AMENDMENTS ADOPTED BY THE BOARD WITHOUT
STOCKHOLDER APPROVAL............................................................................................................................................................................	[•]
PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.........................................................................................................................................................................................	[•]
OTHER MATTERS..............................................................................................................................................................................................	[•]
VOTING AND PROXY PROCEDURES.............................................................................................................................................................	[•]
SOLICITATION OF PROXIES...........................................................................................................................................................................	[•]
CERTAIN INFORMATION REGARDING VISHAY.......................................................................................................................................	[•]
CERTAIN LITIGATION......................................................................................................................................................................................	[•]
CERTAIN ADDITIONAL INFORMATION....................................................................................................................................................	[•]
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...........................................................................	[•]
ANNEX A – ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION...................................	[•]
ANNEX B – SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
MANAGEMENT OF THE COMPANY.............................................................................................................................................................	[•]
ANNEX C – FORM OF PROXY CARD.............................................................................................................................................................	[•]

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

          The following are some of the questions you may have as a stockholder of the Company, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to read this proxy statement carefully and in its entirety.

Who is making this solicitation?

          Vishay Intertechnology, Inc. is a Delaware corporation with principal executive offices located at 63 Lancaster Avenue, Malvern, Pennsylvania, 19355-2143. Vishay is one of the world’s largest manufacturers of discrete semiconductors and passive electronic components. These components are used in virtually all types of electronic devices and equipment in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, and medical markets.

What is Vishay asking you to vote for?

          Vishay is asking you to vote FOR the following actions:

(1)	the election of Ronald M. Ruzic, William T. Vinson and Professor Yoram (Jerry) Wind to serve as the Class One directors on the board of directors of the Company;

(2)	the amendment of Section 2 of Article II of the Company’s Bylaws to provide that the annual meeting of stockholders for the year 2008, and the election of the Class Two directors by stockholders at such meeting, shall be held not later than one month following the expiration of the third anniversary of the date on which the annual meeting of Company stockholders was held in 2005 (that is, not later than December 21, 2008);

(3)	the amendment of Section 7 of Article II of the Bylaws to provide that any adjournment of a stockholders meeting at which a quorum is present may not be made unless such adjournment is approved by at least a majority of the shares present in person or represented by proxy at such meeting;

(4)	the amendment of the Bylaws to repeal any and all new Bylaws and Bylaw amendments that are adopted by the Board after February 29, 2008 and prior to or on the date of the adoption of this resolution by the stockholders, unless and to the extent that any such new Bylaws or Bylaw amendments have been approved by holders of a majority of the outstanding common shares of the Company; and

(5)	the Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2008.

Why are we soliciting your vote?
          Vishay is soliciting your vote because Vishay believes that the current directors of the Company are not acting, and will not act, in your best interests with respect to Vishay’s offer to acquire all of the outstanding shares of the Company’s common stock for $23.00 in cash per share (the “Offer”). This offer price represents a premium of 22% to the Company’s closing stock price on August 14, 2008, the last trading day prior to public disclosure of our original acquisition proposal, and a 30% premium over the Company’s average closing price for the 30 trading days preceding that announcement.

          We are not seeking control of the Board at the Annual Meeting, and there can be no assurance that, if the Nominees are elected, they would cause the Board to approve the Offer or a business combination with Vishay. However, Vishay believes that the election of the Nominees will send a strong signal to the Company that the stockholders would like the Board to undertake, subject to and in accordance with its fiduciary duties, a complete and comprehensive evaluation of Vishay’s acquisition proposal. Such an evaluation could allow Vishay to enter into negotiations with the Company and conduct any necessary due diligence on the Company which might facilitate the consummation of the

Offer.

          In addition, we anticipate that if the Nominees are elected, they would seek to maximize stockholder value and, in reviewing the Offer, would act in the best interests of the Company’s stockholders in accordance with their fiduciary duties. Such efforts could include taking steps to try to persuade the other Board members to support, and facilitate the Offer and to take actions to satisfy the conditions and eliminate the impediments to consummation of the Offer. In short, we believe they will do a better job of ensuring that your best interests are being served.

          We are submitting the proposed Bylaw amendments for your consideration because the Company has indicated that it intends to delay the 2008 annual meeting and the election of Class Two directors, whose three-year terms expire on November 21, 2008, until sometime in early 2009. If adopted, our proposed Bylaw amendments will require the Company to hold the 2008 annual meeting and the election of Class Two directors no later than December 21, 2008. In addition, our proposed Bylaw amendments will limit the Board’s ability to adjourn a stockholders meeting if a quorum is present, unless the adjournment is approved by the stockholders.

If you elect our Nominees, are you agreeing to an acquisition of the Company by Vishay or agreeing to tender your shares to Vishay?

          No. Although the election of our Nominees to the Board is an important step toward exploring a potential business combination with Vishay, we are not asking the Company’s stockholders to tender their shares of Common Stock by means of this proxy solicitation or to consent to or vote on a merger with Vishay at this time. Even if all three of our Nominees are elected at the delayed 2007 annual meeting, they will still only constitute a minority of the Board. We believe, however, that electing the Nominees will send a strong signal to the Company that the stockholders would like the Board to undertake, subject to and in accordance with its fiduciary duties, a complete and comprehensive evaluation of Vishay’s acquisition proposal. If our Nominees are elected at the delayed 2007 annual meeting, and the Board continues to refuse to explore the merits of a transaction with Vishay, it is our present intention to nominate candidates for election to the Board at the 2008 annual meeting.

Who are Vishay’s director nominees?

          We are proposing that Ronald M. Ruzic, William T. Vinson and Professor Yoram (Jerry) Wind be elected as Class One directors of the Company. The Company’s Board currently consists of eight directors who are divided into three classes, with the three members of Class One to be elected at the Annual Meeting.

          Vishay believes the Nominees are highly qualified to serve as directors on the Board and are independent within the meaning of the New York Stock Exchange corporate governance standards. None of the Nominees is affiliated with Vishay or any subsidiary of Vishay or has any relationship with Vishay (expect for his agreement to serve as a Nominee, as described in this proxy statement). The principal occupation and business experience of each Nominee is set forth in this proxy statement under the section entitled “Proposal 1: Election of the Nominees,” which we urge you to read.

Who can vote at the Annual Meeting?

          If you owned shares of Common Stock at the close of business on September 19, 2008, the record date, you are entitled to vote at the Annual Meeting to elect our Nominees and to approve the other proposals described in this proxy statement.

How many shares must be voted in favor of Vishay’s nominees to elect them?

          Directors of the Company are elected by a plurality of the votes cast with a quorum present. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be elected. Accordingly, at the Annual Meeting, the three persons who receive the greatest number of votes of the Company stockholders represented in person or by proxy at the Annual Meeting will be elected as directors.

How many shares must be voted in favor of the other proposals described in this proxy statement?

          Each of Proposals 2, 3 and 4 described in this proxy statement, which relate to amendments to the Company’s Bylaws, requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the proposals at the Annual Meeting. Proposal 5 (ratification of the Company’s independent public accountants) requires the approval of a majority of the shares voting on the proposal.

How do proxies work?

          Vishay is asking you to appoint [•] and [•] as your proxy holders to vote your shares of Common Stock at the Annual Meeting. You may make this appointment by using one of the voting methods described below. Giving us your proxy means that you authorize the proxy holders to vote your shares at the Annual Meeting according to the directions you provide on the proxy card. You may vote for all, some or none of Vishay’s director candidates. You may also vote for or against the other proposals described in this proxy statement, or abstain from voting.

What should you do in order to vote for Vishay’s director nominees and the other proposals?

          Please vote by telephone or via the Internet today (instructions are on your BLUE proxy card) or by signing, dating and mailing the enclosed BLUE proxy card in the postage-paid envelope provided.

What happens if you return a signed proxy without voting instructions?

          If you return a signed BLUE proxy card without providing voting instructions, your shares of Common Stock will be voted: (1) FOR the election of each of Vishay’s Nominees as a Class One director, (2) FOR Vishay’s three proposals to amend the Company’s Bylaws, as described above, and (3) FOR the Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

Will any other matters be considered at the Annual Meeting?

          Vishay does not know of any other matters to be presented for approval by the Company’s stockholders at the Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed BLUE proxy card will vote the shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

What is the deadline for submitting proxies?

          Proxies can be submitted until action on the director nominations and other proposals is taken at the Annual Meeting. However, to be sure that Vishay receives your proxy in time to utilize it, we request that you provide your proxy to us as early as possible.

Can you revoke your proxy?

          You may revoke a proxy that you have given to either the Company or to Vishay at any time before it is exercised at the Annual Meeting by executing a proxy bearing a later date, by submitting a written revocation to the Secretary of the Company at 233 Kansas Street, El Segundo, California 90245, prior to the commencement of the Annual Meeting, or by voting in person at the Annual Meeting. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their proxy.

Do I have any appraisal or similar dissenter’s rights?

          Stockholders of the Company will not have rights of appraisal or similar dissenter’s rights with respect to any of the matters identified in this proxy statement to be acted upon at the Annual Meeting.

Whom should you call if you have any questions about the solicitation?

          If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll free at (877) 456-3402 (from the U.S. and Canada). Banks and brokers and callers from other countries may call collect at (212) 750-5833.

PROPOSAL 1: ELECTION OF THE NOMINEES

          Vishay proposes that the Company’s stockholders elect Ronald M. Ruzic, William T. Vinson and Professor Yoram (Jerry) Wind as the Class One directors of the Company at the Annual Meeting. According to publicly available information, the Company’s Board currently consists of eight directors who are divided into three classes, with each class to be elected for a three-year term on a staggered basis. The three members of Class One are up for election at the Annual Meeting. Each of Vishay’s Nominees, if elected at the Annual Meeting, would hold office until the annual meeting of Company stockholders for the year [2010], or until their respective successors have been elected and qualified. Each of the Nominees has consented to being named as a nominee and, if elected, to serving as a Company director.

          Directors of the Company are elected by a plurality of the votes cast with a quorum present. At the Annual Meeting, the three persons who receive the greatest number of votes of the Company stockholders represented in person or by proxy at the Annual Meeting will be elected as directors. Stockholders may not vote their shares cumulatively for the election of directors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. If the three Nominees are elected to the Board, they will replace the incumbent Class One directors – Mary B. Cranston, Dr. Jack O. Vance and Tom Lacey. Vishay currently expects that each of Ms. Cranston and Messrs. Vance and Lacey will be nominated by the Company for election at the Annual Meeting to a three-year term.

          Vishay believes the Nominees are highly qualified to serve as directors on the Board and are independent within the meaning of the New York Stock Exchange corporate governance standards. None of the Nominees is affiliated with Vishay or any subsidiary of Vishay or has any relationship with Vishay (expect for his agreement to serve as a Nominee, as described in this proxy statement).

          In addition, the Nominees understand that, if elected as directors of the Company, each of them will have an obligation under Delaware law to discharge his duties as a director in good faith, consistent with his fiduciary duties to the Company and its stockholders. The only commitment given to Vishay by the Nominees with respect to their service on the Board, if elected, and the only such commitment Vishay has sought from the Nominees, is that they will exercise their independent judgment in all matters before the Board in accordance with their fiduciary duties.

          Vishay is not seeking control of the Board at the Annual Meeting, and there can be no assurance that, if the Nominees are elected, they would cause the Board to approve the Offer or a business combination with Vishay. The Nominees, if elected, will serve with the Company’s other five directors and thus will not constitute a majority of the Board members. However, Vishay believes that the election of the Nominees will send a strong signal to the Company that the stockholders would like the Board to undertake, subject to and in accordance with its fiduciary duties, a complete and comprehensive evaluation of Vishay’s acquisition proposal. Such an evaluation could allow Vishay to enter into negotiations with the Company and conduct any necessary due diligence on the Company that might facilitate the consummation of the Offer.

          In addition, we anticipate that if the Nominees are elected, they would seek to maximize stockholder value and, in reviewing the Offer, would act in the best interests of the Company’s stockholders in accordance with their fiduciary duties. Such efforts could include taking steps to try to persuade the other Board members to support and facilitate the Offer and to take actions to satisfy the conditions and eliminate the impediments to consummation of the Offer. In short, we believe they will do a better job of ensuring that your best interests are being served.

          Although Vishay has no reason to believe that any of the Nominees would be unable or unwilling to serve as directors, if any of the Nominees is not available for election, the shares represented by the enclosed BLUE proxy card will be voted for the election of such other nominee or nominees as may be designated by Vishay to the maximum extent permitted by applicable law. To the maximum extent permitted by applicable law, Vishay reserves the right to nominate substitute or additional persons if the Company makes or announces any changes to the Bylaws or Certificate of Incorporation of the Company, or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Nominees or increasing the number of directors up for election at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Vishay that any attempt to increase the size of the Board or disqualify any of the Nominees through bylaw amendments or otherwise constitutes unlawful manipulation of the Company’s corporate machinery. In any such case, the shares represented by the enclosed BLUE proxy card will be voted for such substitute or substitutes to the maximum extent permitted by applicable law.

         Information Regarding the Nominees

         The following table sets forth the name, age, business address, present principal occupation and business experience for the past five years and certain other information with respect to each of the Nominees. This information has been furnished to Vishay by the Nominees.

Name, Age and
Business Address	Present Principal Occupation and Five-Year Employment History

Ronald M. Ruzic	Mr. Ruzic is retired. Prior to retiring in 2003, Mr. Ruzic was Executive Vice President of
BorgWarner Inc. since 1992 and Group President BorgWarner Automotive Inc. since 1989. He
Age: 69	also held positions with BorgWarner as President and General Manager of Morse TEC Inc.,
Vice President – Operations of Morse Automotive, Vice President – International of Morse
Business Address:	Automotive, and various other positions with entities within the BorgWarner family of
1 Wexford Club	companies. After joining BorgWarner in 1968 as a senior manufacturing engineer for its
Dr., Hilton Head	subsidiary Morse Chain, Mr. Ruzic progressed through engineering and management positions
Island, SC 29928	and managed various BorgWarner operations in Italy, Mexico, Germany and the United States.
The BorgWarner group of companies is a leading global supplier of highly engineered systems and components, primarily for powertrain applications. While at BorgWarner, Mr. Ruzic led the growth in engine timing systems, chain driven transmissions and transfer cases that transformed
Morse TEC into a successful global business. In addition, he led the acquisition, formation and consolidation of BW Turbo System Unit, which became the largest business unit at BorgWarner.

A native of Trieste, Italy, Mr. Ruzic received a bachelor’s degree in engineering from the
Merchant Marine Academy in 1959, and a degree from the Kellogg Graduate School Executive
Program at Northwestern University. He is a member of the Society of Automotive Engineers and the Society of Manufacturing Engineers.
Mr. Ruzic formerly served on the boards of directors of Guilford Mills Inc., AG Kuhne Kopp &
Kausch, Magneti Marelli S.p.A. and Citation Corporation.

William T. Vinson	Mr. Vinson is an attorney and is currently a Director and the Chairman of Siemens Government
Services, Inc., a company that provides products and services to the United States government to
Age: 65	improve national security. He is also a Director and the Chairman of SAP Government Support and Services, Inc., a company that supplies information technology products, services and
Business Address:	maintenance products. He serves on the Government Security, Audit and Compensation
5560 E. Napoleon	committees of each of these companies. In addition, Mr. Vinson is a Director and the Chairman
Avenue, Oak Park,	of the Westminster Free Clinic, Inc., a non-profit corporation that provides free medical services
CA 91377	to the homeless and working poor.

Prior to his retirement in 1998, Mr. Vinson served as Vice President and Chief Counsel of
Lockheed Martin Corporation, a major defense contractor and advanced technology company.
From 1992 to 1995, he served as Vice President and General Counsel of Lockheed Corporation
and from 1990 to 1992, he was Vice President-Secretary and Assistant General Counsel. He
joined Lockheed in 1975 as an attorney and served as counsel on various major domestic and international programs.

Before joining Lockheed, Mr. Vinson was a trial attorney for Phillips Petroleum Company and prior to that was a member of the Air Force Judge Advocate General (JAG).

Mr. Vinson holds a Bachelor of Science degree from the United States Air Force Academy
(1965) and received his Doctor of Jurisprudence degree from the University of California, Los Angeles in 1969. He was admitted to the State Bar of California in 1970.

Yoram (Jerry) Wind	Mr. Wind is the Lauder Professor, Professor of Marketing and Director of SEI Center for
Advanced Studies in Management at The Wharton School, the business school of the University
Age: 70	of Pennsylvania. He is also the founding academic Director of The Wharton Fellows Program, an executive education program, and is the founding editor of Wharton School Publishing.
Business Address:
3730 Walnut Street,	Mr. Wind’s research and teaching areas include global marketing and business strategy, new
700 Jon M.	product, market and business development and creativity and growth strategies.
Huntsman Hall,
Philadelphia, PA	In addition, Mr. Wind founded Wind Associates, a consulting firm that advises on both overall
19104	global corporate and business strategy and transformation as well as marketing strategy and development of new businesses.

Mr. Wind is also an advisor to the Chief Executive Officer and members of the executive committee of SEI Investments Company, a financial services firm.

He currently serves on the board of directors of American Friends of IDC, a non-profit entity, and until August 2008 was a board member of IDT International Ltd. (Hong Kong), a consumer electronics company. He sits on the advisory boards of Arshiya International Ltd., an Indian logistics company, Mutual Art, a company that offers financial products related to art, and the
International Advisory Board of the Government of Catalonia. Mr. Wind is a trustee of the
Philadelphia Museum of Art.

          Arrangements between Vishay and the Nominees

          Each Nominee is a party to an agreement with Vishay (a “Nominee Agreement”), pursuant to which each Nominee has agreed to serve as a nominee for election to the Board and, if elected or appointed, to serve as a director of the Company. Vishay has agreed to pay the costs of soliciting proxies in support of the election of each Nominee to the Board and to indemnify each Nominee with respect to certain costs and other liabilities that may be incurred by the Nominee in connection with the proxy contest relating to the Annual Meeting. Each Nominee Agreement also provides that Vishay will pay the Nominee a fee of $50,000 in cash for agreeing to serve as a nominee and for agreeing to serve as a director of the Company if elected. Except as set forth in the Nominee Agreements, the Nominees will not receive any compensation from Vishay or its affiliates for serving as nominees or for their services as directors of the Company if elected.

          Interests of the Nominees

          If elected, Vishay expects that the Nominees will be entitled to such compensation from and indemnification by the Company as is consistent with the Company’s past practices for service of non-employee directors. The Nominees may be deemed to have an interest in their election to the Board by virtue of the compensation and indemnification they will receive from the Company as directors if elected.

          The Nominees have furnished additional information located in Annex A of this proxy statement as required by the SEC.

PROPOSAL 2: BYLAW AMENDMENT TO REQUIRE THE COMPANY
TO HOLD THE 2008 ANNUAL MEETING NO LATER THAN DECEMBER 21, 2008

          Vishay is submitting for adoption by the stockholders a proposed Bylaw amendment that will require the Company to hold the 2008 annual meeting and the election of the Class Two directors in accordance with the schedule set forth in the Company’s Bylaws (which provides for classes of directors to serve for three-year terms) or within one month thereafter, rather than at some non-specific time which will result in extending the Class Two directors’ terms by an unspecified duration to be determined by the directors themselves. The Company has publicly stated its intention to delay the 2008 annual meeting until sometime in early 2009, without citing any reason for such delay, and thereby allow the Class Two directors to remain on the board for a term that is longer than the three-year term provided for in the Bylaws. As a result, Vishay believes it is important for the stockholders to adopt this proposed Bylaw amendment in order to send a strong message to the Board that it must timely hold the 2008 annual meeting and allow stockholders to exercise their voting rights.

          The language of the Proposal 2 stockholder resolution and Bylaw amendment is as follows:

RESOLVED, that Section 2 of Article II of the Amended and Restated Bylaws of the Corporation be and hereby is amended to state as follows:

“SECTION 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on the third Friday in November of each year at 10:00 a.m. (if not a legal holiday) and if a legal holiday, then on the next Friday thereafter ensuing which is a full business day or on such date and time as may be fixed by the Board; provided that the annual meeting of stockholders of the Company for the year 2008, and the election of the Class Two directors by the stockholders at such meeting, shall be held not later than one month following the third anniversary of the date on which the annual meeting of Company stockholders was held in 2005 (that is, December 21, 2008). At such meetings, directors shall be elected and any other proper business may be transacted.”

            PROPOSAL 3: BYLAW AMENDMENT TO REQUIRE STOCKHOLDER APPROVAL FOR ADJOURNMENT OF A STOCKHOLDERS MEETING AT WHICH A QUORUM IS PRESENT

          Vishay is submitting for adoption by the stockholders a proposed Bylaw amendment that will require stockholder approval in order for the Board to adjourn a stockholders meeting at which a quorum is present. Vishay believes this amendment will help to ensure that the Company cannot frustrate the voting rights of stockholders by adjourning the Annual Meeting if a quorum is present, unless such adjournment is approved by holders of shares entitled to a majority of the votes which are present in person or represented by proxy at such meeting.

          The language of the Proposal 3 stockholder resolution and Bylaw amendment is as follows:

RESOLVED, that Section 7 of Article II of the Amended and Restated Bylaws of the Corporation be and hereby is amended to include the following sentence at the end of such Section 7:

“Notwithstanding the foregoing provisions of this Section 7 of Article II, a stockholders meeting at which a quorum is present may not be adjourned unless such adjournment is approved by at least a majority of the shares present in person or represented by proxy at such meeting.”

PROPOSAL 4: REPEAL OF CERTAIN BYLAW AMENDMENTS
ADOPTED BY THE BOARD WITHOUT STOCKHOLDER APPROVAL

          Article IX of the Bylaws provides that, with certain limited exceptions, the Bylaws may be amended by the Board, subject to the ability of the stockholders to change such action. Vishay believes that in order to ensure that the will of the Company’s stockholders with respect to this proxy solicitation is upheld, the stockholders should repeal any new Bylaw or amendment to the Bylaws which was adopted by the Board, without stockholder approval after February 29, 2008 (which is the date of the last publicly disclosed amendment to the Bylaws) and prior to or on the date of the adoption of this proposal by the stockholders of the Company.

          We are not currently aware of any specific Bylaw provisions that would be repealed by the adoption of this Proposal. However, it is possible that prior to the date of the Annual Meeting, the Board could adopt Bylaw amendments in an effort to impede the effectiveness of Vishay’s nomination of the Nominees, negatively impact Vishay’s ability to solicit and/or obtain proxies from stockholders, undermine the will of the stockholders expressed in those proxies or modify the Company’s corporate governance regime.

          Although the adoption of this Proposal could have the effect of repealing previously undisclosed Bylaw amendments without considering the beneficial nature, if any, of such amendments to the stockholders, it would not repeal any such amendments that were approved by the stockholders.

PROPOSAL 5: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The company has proposed that stockholders ratify the selection by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the  fiscal years ended June 30, 2008.  Please refer to the Company’s proxy statement for more information about this proposal. Vishay does not object to the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP and recommends that you vote “FOR” this proposal.

          If you sign a BLUE proxy card without providing voting instructions, your shares will be voted in favor of ratifying the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2008.

OTHER MATTERS

          Except for the matters discussed above, the Participants know of no other matters to be presented for approval by the Company’s stockholders at the Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed BLUE proxy card will vote the shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy. The persons named in the enclosed proxy card may exercise discretionary authority only as to matters unknown to the Participants a reasonable time before this proxy statement.

VOTING AND PROXY PROCEDURES

          Eligibility to Vote

          According to publicly available information, the shares of Common Stock constitute the Company’s only class of outstanding voting securities. Each stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the record date on any matter submitted to the stockholders at the Annual Meeting. The Company’s Certificate of Incorporation or Bylaws do not authorize cumulative voting in the election of directors.

          Quorum Requirements

          The Company’s Bylaws provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the conduct of business at the Annual Meeting. Votes withheld, abstentions and “broker non-votes” will be counted for purposes of determining the presence of a quorum.

          Vote Requirements

          Directors of the Company are elected by a plurality of the votes cast with a quorum present. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be elected. Accordingly, at the Annual Meeting, the three persons who receive the greatest number of votes of the Company stockholders represented in person or by proxy at the Annual Meeting will be elected as directors. Shares which are not voted, including broker non-votes and shares voted to “abstain” from such vote will not be taken into account in determining the outcome of the election of directors.

          Each of Proposals 2, 3 and 4 described in this proxy statement, which relate to amendments to the Company’s Bylaws, requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the proposal at the Annual Meeting.

          An abstention or broker non-vote with respect to any of Proposals 2, 3 or 4 will be included in the number of votes present and entitled to vote on that proposal and, accordingly, will have the effect of a vote cast “AGAINST” the proposal.

          Proposal 5 (ratification of the Company’s independent public accountants) requires the approval of a majority of the shares voting on the proposal. Accordingly, an abstention will be included in the number of votes present and entitled to vote on that proposal and, accordingly, will have the effect of a vote cast “AGAINST” that proposal. However, broker non-votes with respect to that proposal will not be included in the number of shares counted as being present for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal and may affect whether the total votes cast on a proposal constitutes a majority of the shares entitled to vote on the matter.

          Voting by Proxy

          Please vote by telephone or via the Internet today (instructions are on your BLUE proxy card) or by signing, dating and mailing the enclosed BLUE proxy card in the postage-paid envelope provided.

          If you return a signed BLUE proxy card without providing voting instructions, your shares of Common Stock will be voted: (1) FOR the election of each of Vishay’s Nominees as a Class One director, (2) FOR Vishay’s three proposals to amend the Company’s Bylaws, as described above, and (3) FOR the Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

          Vishay does not know of any other matters to be presented for approval by the Company’s stockholders at the Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed BLUE proxy card will vote the shares represented thereby in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

          Revocation of Proxies

          You may revoke a proxy that you have given to either the Company or to Vishay at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed proxy bearing a later date, to the Secretary of the Company at 233 Kansas Street, El Segundo, California 90245, prior to the commencement of the Annual Meeting, or by voting in person at the Annual Meeting. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their proxy.

SOLICITATION OF PROXIES

          This proxy solicitation is being made by Vishay. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of Vishay listed on Annex A as well as by the Nominees (collectively, the “Participants”). Except with respect to the Nominees as described elsewhere in this proxy statement, none of the Participants will receive additional compensation for such solicitation. Additional information regarding the Participants is set forth in Annex A of this proxy statement.

          Vishay has retained Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with the solicitation, for which Innisfree is to receive a fee of $[•]. In addition, Innisfree will be reimbursed for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Innisfree will employ approximately [•] persons to solicit the Company’s stockholders for the Annual Meeting. None of the other Participants has individually retained any person to provide proxy solicitation or advisory services in connection with the solicitation.

          Vishay will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Vishay, or Innisfree acting on Vishay’s behalf, intends to reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

          The entire expense of soliciting proxies is being borne by Vishay. Vishay intends to seek reimbursement for the costs of this solicitation from the Company and does not expect to submit such reimbursement to a vote of Company’s stockholders. The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $[•]. Vishay estimates that through the date hereof, its total expenditures to date for, in furtherance of, or in connection with, this solicitation are approximately $[•].

          Banc of America Securities LLC (“Banc of America Securities”) is acting as financial advisor to Vishay in connection with the proposed acquisition of the Company, for which services Banc of America Securities will receive customary compensation. Vishay also has agreed to reimburse Banc of America Securities for reasonable expenses (including reasonable fees and disbursements of Banc of America Securities’ counsel) incurred in connection with Banc of America Securities’ engagement, and to indemnify Banc of America Securities, any controlling person of Banc of America Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

          Banc of America Securities does not admit that it, any controlling person of Banc of America Securities or any of their respective directors, officers, employees, agents or affiliates is a “participant,” as defined in Schedule 14A promulgated under the Exchange Act, in the solicitation of proxies for the Annual Meeting, or that Schedule 14A requires the disclosure of certain information concerning them. Neither Banc of America Securities nor any of the foregoing persons will receive any fee for, or in connection with, any solicitation activities in addition to fees Banc of America Securities is otherwise entitled to receive under its engagement as financial advisor although, in connection with such roles, certain employees of Banc of America Securities may communicate in person, by telephone or otherwise with institutions, brokers or other persons who are stockholders of the Company in connection with Vishay’s solicitation of proxies from such institutions, brokers or other persons. The business address of such employees is c/o Banc of America Securities LLC, Bank of America Tower, One Bryant Park, New York, NY 10036.

          Banc of America Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities trading and brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of corporations and individuals. In the ordinary course of business, Banc of America Securities and its affiliates may actively trade debt, equity or other securities or financial instruments (including bank loans or other obligations) of Vishay, the Company and certain of their respective affiliates for Banc of America Securities’ and its affiliates’ own accounts or for the accounts of customers and, accordingly, Banc of America Securities or its affiliates may at any time hold long or short positions in such securities or financial instruments. Banc of America Securities and its affiliates disclaim beneficial ownership of shares of Common Stock not held for their own accounts.

CERTAIN INFORMATION REGARDING VISHAY

          Vishay Intertechnology, Inc. is a Delaware corporation with principal executive offices located at 63 Lancaster Avenue, Malvern, Pennsylvania, 19355-2143. The telephone number of Vishay’s executive offices is (610) 644-1300. Vishay is one of the world’s largest manufacturers of discrete semiconductors and passive electronic components. These components are used in virtually all types of electronic devices and equipment in the industrial, computing, automotive, consumer, telecommunications, military, aerospace, and medical markets.

          Vishay may engage in commercial transactions with the Company in the ordinary course of business and in connection with certain post-closing and transitional arrangements following the Company’s sale of its Power Control Systems business to Vishay on April 1, 2007.

          Additional information regarding Vishay is set forth in Annex A.

CERTAIN LITIGATION

          On September 10, 2008, Vishay filed a complaint in the Court of Chancery of the State of Delaware, captioned Vishay Intertechnology, Inc. v. International Rectifier Corporation, et al., C.A. No. 4022, naming as defendants the Company and its eight directors. The complaint alleges that the Company and its directors have violated Delaware law and breached their fiduciary duties in delaying the vote on a majority of the Company’s board seats until 2009. For relief, the complaint seeks an order directing the Company to hold its 2007 annual meeting on October 10, 2008 as currently scheduled, and to hold its 2008 annual meeting not later than December 21, 2008, at a time and place to be designated by the Court. The complaint seeks a further order that the shares of stock represented at the annual meetings shall constitute a quorum for the annual meetings. The complaint also seeks a declaration that Vishay’s proposed bylaws conform to Delaware law and the Company’s Certificate of Incorporation, and an order requiring the Company to present Vishay’s proposed Bylaw amendments at the October 10, 2008 stockholder meeting.

          As disclosed in documents publicly filed with the Securities and Exchange Commission by the Company and by Vishay, Vishay and the Company have been disputing certain matters in connection with the sale of the Company’s Power Control Systems (“PCS”) business to Vishay on April 1, 2007, and Vishay has submitted certain claims to the Company in connection therewith. However, Vishay does not intend or believe that its interests with respect to the PCS dispute will be furthered by Vishay’s nomination of the Nominees or the business proposals set forth herein that Vishay proposes to be considered by the Company’s stockholders at the Annual Meeting. Vishay fully expects that the Nominees will, if elected, act to further the best interests of the Company in accordance with their fiduciary duties with respect to all matters to be considered by the Board, including, if applicable, any claims made by Vishay in connection with the PCS dispute or any other matters involving Vishay.

          The Company has previously disclosed that, on August 15, 2008, shortly after Vishay made its initial $21.22 per share cash offer, a purported class action complaint captioned Hui Zhao v. International Rectifier Corporation, No. BC396461, was filed in the Superior Court of the State of California for the County of Los Angeles. The complaint names as defendants the Company and all current directors and alleges that the Vishay proposal is unfair and that the Company’s directors breached their fiduciary duties in connection with the proposed acquisition by failing to properly value the Company and, if they accept the offer, by failing to maximize the Company’s value through steps such as the solicitation of alternate offers. The action seeks to enjoin defendants from agreeing to the Vishay proposal or, alternatively, to rescind a merger with Vishay if it were ultimately consummated, as well as an award of attorneys’ fees and costs. Five other substantively identical complaints seeking the same relief also have been filed in the same court: United Union of Roofers, Waterproofers & Allied Workers Local Union No. 8 v. International Rectifier Corp., No. BC396490 (filed Aug. 19, 2008); Gerber v. International Rectifier Corporation, No. BC 396678 (filed Aug. 20, 2008); Hay Ly v. International Rectifier Corporation, No. BC 396679 (filed Aug. 20, 2008); Soyugenc v. International Rectifier Corp., No. BC396855

(filed Aug. 22, 2008); and Guttman v. International Rectifier Corp., No. BC396818 (filed Aug. 22, 2008). Vishay is not a party to this litigation.

CERTAIN ADDITIONAL INFORMATION

          The information concerning the Company contained in this proxy statement and Annex B attached hereto has been taken from, or is based upon, publicly available information. Although Vishay does not have any information that would indicate that any information contained in this proxy statement concerning the Company is inaccurate or incomplete, Vishay is not responsible for the accuracy or completeness of such publicly available information.

          Please refer to the Company’s proxy statement and annual report when filed with the SEC for certain information and disclosure required by applicable law. This information and disclosure is expected to include, among other things, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of the Company’s stockholders, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Board and other information concerning the Board, and procedures and deadlines for submitting proposals for inclusion in the Company’s proxy statement for, and presentation at, the annual meeting of stockholders to be held for the fiscal year ended June 30, 2008.

          The principal executive offices of the Company are located at 233 Kansas Street, El Segundo, California 90245.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This proxy statement contains certain “forward-looking” statements including statements which are, except in connection with Vishay’s proposed tender offer to acquire the outstanding shares of the Company, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology. The safe harbors intended to be created by Sections 27A and 21E are not available to statements made in connection with a tender offer and Vishay is not aware of any judicial determination as to the applicability of such safe harbors to forward-looking statements made in solicitation materials when there is a simultaneous tender offer. However, stockholders should be aware that any such forward-looking statements are only predictions, subject to risks and uncertainties that exist in the business environment which could render actual outcomes and results materially different than predicted. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the Nominees to the Company’s board of directors, the ability of the Nominees to influence the Company’s directors and the management of the Company, and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

ANNEX A – ADDITIONAL INFORMATION
REGARDING PARTICIPANTS IN THE SOLICITATION

          Additional Information Regarding the Vishay Participants

          Under SEC rules, Vishay and certain of its directors, officers and employees may be deemed “participants” in the solicitation of proxies in connection with the Annual Meeting (collectively, the “Vishay Participants”). Each of the Vishay Participants (other than Vishay) is listed below along with their present principal occupation or employment. Unless otherwise indicated below, the current business address of each Vishay Participant is c/o Vishay Intertechnology, Inc., 63 Lancaster Avenue, Malvern, Pennsylvania 19355-2143, the current business telephone of each is (610) 644-1300, and each occupation set forth opposite an individual’s name below refers to employment with Vishay.

Name	Present Principal Occupation or Employment
Felix Zandman Gerald Paul Lior Yahalomi King Owyang Lori Lipcaman William M. Clancy Peter G. Henrici

Founder and Executive Chairman of the Board, Chief Technical Officer and Chief Business Development Officer

President and Chief Executive Officer

Executive Vice President and Chief Financial Officer

Executive Vice President, Business Head, Siliconix

Senior Vice President, Corporate Operational Controller

Senior Vice President, Corporate Controller and Corporate Secretary

Senior Vice President, Corporate Communications

          Vishay is the beneficial and record holder of 1,100 shares of Common Stock, all of which were acquired in ordinary brokerage transactions: 100 shares of Common Stock were purchased on September 8, 2008 at a price of $21.87 per share, and 1,000 shares of Common Stock were purchased on August 27, 2008 at a price of $22.25 per share. No part of the purchase price or market value of these shares was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares.

          Other than as described in the foregoing paragraph, no Vishay Participant, nor any of their respective associates, owns beneficially, directly or indirectly, or owns of record but not beneficially, any securities of the Company or of any parent or subsidiary of the Company, and none has purchased or sold any securities of the Company within the last two years.

          Additional Information Regarding Nominees

          Vishay believes that each of the Nominees qualifies as independent under the New York Stock Exchange independence rules and has no knowledge of any facts that would prevent a determination that each of the Nominees is independent.

          None of the Nominees has carried on an occupation or employment, during the past five years, with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Nominees has ever served on the Board. No family relationships exist between any Nominee and any director or executive officer of the Company.

          None of the Nominees nor any of their respective associates owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company or any parent or subsidiary of the Company, and no Nominee has

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purchased or sold any securities of the Company within the last two years.

          There are no material proceedings to which any Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

          None of the Nominees has been involved in any legal proceedings in the preceding ten years which are described in Item 401(f) of Regulation S-K promulgated under the Securities Act of 1933 (“Regulation S-K”) and which must be disclosed as material for purposes of an evaluation of the integrity or ability of any person nominated to become a director under the federal securities laws.

          None of the Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.

          Additional Information Regarding Participants

          The Nominees and the Vishay Participants are collectively referred to as the “Participants.” Other than as set forth in this proxy statement (including this Annex A to the proxy statement):

•	None of the Participants is, or has been within the past year, a party to any contract, arrangement or understanding with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

•	None of the Participants, nor any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•	There are no arrangements or understandings between the Nominees and any other party pursuant to which any such Nominee was or is to be selected as a director or nominee for election to the Board.

•	No Participant, nor any of their respective associates, nor any immediate family members of any
Nominee, is a party to any transactions or series of similar transactions since the beginning of the
Company’s last fiscal year, or any currently proposed transaction or series of similar transactions, (i) in which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any such person had or will have a direct or indirect material interest.

•	No Participant has been convicted during the past ten years in a criminal proceeding (excluding traffic violations or similar misdemeanors).

•	No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

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ANNEX B – SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT OF THE COMPANY

          The information in this Annex B is taken from the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 1, 2008 and the Amendment No. 4 to Schedule 13G, dated August 31, 2008, filed by Invesco Ltd.

          The following table sets forth as of July 25, 2008 information relating to the ownership of shares of common stock of the Company (“Common Stock”) by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock (other than depositories), (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers for fiscal years 2007 and 2008 as listed in the summary compensation tables that begins on pages 196 and 208, respectively, of the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2007 and June 30, 2008 (the “2007 Named Officers” and “2008 Named Officers”, respectively) and (iv) all of the Company’s current executive officers and directors as a group.

	Number of Shares of Common
Name and Address	Stock Beneficially Owned (2)	Percent (3)

Invesco Ltd.	9,069,727 (3a)	12.5%
1360 Peachtree Street NE
Atlanta, GA 30309

Neuberger Berman, LLC	5,006,792 (3b)	6.9%
605 Third Avenue
New York, NY 10158

Harris Associates L.P.	4,510,582 (3c)	6.2%
Two North LaSalle Street
Suite 500
Chicago, IL 60602-3790

Earnest Partners, LLC	3,744,062 (3d)	5.2%
1180 Peachtree Street NE
Suite 2300
Atlanta, GA 30309

2007 Named Officers:
Eric Lidow	2,113,994 (4)(5)(6)(10)	2.9
Alexander Lidow	2,225,361 (4)(5)(6)(7)(8)(10)	3.1
Linda Pahl	18,919 (6)(10)	*
Robert Grant	51,630 (6)(8)(9)(10)	*
Donald R. Dancer	142,668 (6)	*
Michael P. McGee	19,180 (6)(8)(10)	*
Michael Briere	1,958 (6)(8)(10)	*
Walter Lifsey	361,668 (6)(8)(10)	*

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2008 Named Officers:
Oleg Khaykin	0	*
Peter Knepper	0	*
Donald Dancer	142,668 (6)	*
Michael Barrow	0	*
Alexander Lidow	2,225,361 (4)(5)(6)(7)(8)(10)	3.1
Linda Pahl	18,919 (6)(10)	*
Eric Lidow	2,113,994 (4)(5)(6)(10)	2.9
Marc Rougee	53,493 (8)	*
Current Directors:
Robert S. Attiyeh	59,501 (6)	*
James D. Plummer	53,501 (6)	*
Jack O. Vance	155,401 (6)	*
Rochus E. Vogt	106,501 (6)	*
Oleg Khaykin	0	*
Richard Dahl	0	*
Thomas Lacey	0	*
Mary B. Cranston	0	*
All current directors and executive officers as a	517,572 (10)	0.7
group (11 persons)

*	Less than 1%.

(1)	The address of each executive officer and director is in care of the Company, 101 North Sepulveda Boulevard, El
Segundo, California 90245.

(2)	Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)	Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares).
In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of
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Common Stock actually outstanding at the record date.

(3a)	In Amendment No. 4 to Schedule 13G, dated August 31, 2008, filed by Invesco Ltd., Invesco Ltd. reported that, at August 31, 2008, it possessed sole power to vote or direct the disposition of 9,067,727 of these shares. Such shares are held by the following entities in the respective amounts listed: AIM Funds Management, Inc. –
6,806,388 shares, Invesco National Trust Company – 2,000 shares, PowerShares Capital Management LLC –
2,254,933 and PowerShares Capital Management Ireland, LLC – 6,406.

(3b)	In Amendment No. 8 to Schedule 13G, dated February 12, 2008, filed by Neuberger Berman, LLC, Neuberger
Berman, LLC reported that, at December 31, 2007, it possessed sole power to vote with respect to 1,617,030 of these shares, shared power to vote with respect to 3,069,557 of these shares and sole power to direct the disposition of 5,006,792 of these shares.

(3c)	In its Schedule 13G dated February 13, 2008, Harris Associates L.P. and Harris Associates Inc. jointly reported that, as of December 31, 2007, they possessed shared power to vote with respect to 4,510,582 of these shares and sole power to direct the disposition with respect to 2,610,882 of these shares and shared power to direct the disposition of 1,899,700 shares.

(3d)	In its Schedule SC 13G/A, dated July 10, 2008, filed by Earnest Partners, LLC, Earnest Partners, LLC reported that, at June 30, 2008, it possessed sole power to vote with respect to 2,491,462 of these shares, shared power to vote with respect to 872,908 of these shares and sole power to direct the disposition of 3,744,062 of these shares.

(4)	In addition, 239,211 shares are held by members of the Lidow family other than Messrs. Eric Lidow and
Alexander Lidow and Alexander Lidow’s immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the 239,211 shares mentioned above, Derek B. Lidow, the son of
Eric Lidow and brother of Alexander Lidow, owns 65,841 shares. The 4,578,566 shares beneficially owned by members of the Lidow family constitute 6.3% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 72,066 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(5)	Includes 1,419,994 shares owned by the Lidow Family Trust of which Eric Lidow and Elizabeth Lidow are trustees.

(6)	Includes the following amounts of shares of Common Stock subject to options exercisable under the Company’s stock option plans as of June 1, 2008: Eric Lidow – 694,000; Alexander Lidow – 974,000; Linda Pahl – 18,477;
Michael Briere – 333 RSU’s the release of which has been deferred until the Company becomes current; Donald
R. Dancer – 137,918 which includes 333 RSU’s the release of which has been deferred until the Company becomes current; Robert Grant – 0; Walter Lifsey – 361,334; Robert Attiyeh – 56,501; Michael P. McGee – 0;
James D. Plummer – 41,501; Jack O. Vance – 41,501; and Rochus E. Vogt – 41,501.

(7)	Includes 92,364 shares held by members of Alexander Lidow’s immediate family in which he disclaims any beneficial ownership.

(8)	Includes the following approximate equivalent number of shares of Common Stock under the Company’s 401(k)
Plan: Alexander Lidow – 48; Michael Briere – 69; Robert Grant and his spouse – 2,910; Michael P. McGee –
6,384; Marc Rougee – 554; and Walter Lifsey – 334; for an aggregate of approximately 10,299 shares of
Common Stock.

(9)	Includes 3,203 shares owned by Robert Grant’s spouse.

(10)	Information is provided for all current directors and executive officers as of July 25, 2008. 2007 Named Officers
Eric Lidow, Alexander Lidow, Linda Pahl, Robert Grant, Michael Briere, Walter Lifsey and Michael P. McGee
are no longer serving as an employee or director of the Company and are not included in the total for all executive officers and directors as a group. Additionally, 2008 Named Officers Eric Lidow, Alexander Lidow, Linda Pahl
and Marc Rougee are no longer serving as an employee or director of the Company and are not included in the total for all executive officers and directors as a group.

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ANNEX C – FORM OF PROXY CARD

PRELIMINARY COPY – SUBJECT TO COMPLETION

PROXY SOLICITED BY VISHAY INTERTECHNOLOGY, INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of International Rectifier Corporation Common Stock for the upcoming 2007 Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1. **Vote by Telephone** – Please call toll-free in the U.S. or Canada at 1-888-216-1290, on a touch-tone phone. If outside the U.S. or Canada, please call 1-215-521-4899. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet** – Please access **https://www.proxyvotenow.com/irf** and follow the simple instructions. Please note that you must type an "s" after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3. **Vote by Mail – If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Vishay Intertechnology, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box [•], New York, NY 10150-5155.**

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

Please mark your vote as in this example: ☒

VISHAY INTERTECHNOLOGY, INC. RECOMMENDS YOU VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

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             PROPOSAL 5: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2008.

____

Signature (if held jointly)

____

Title

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

International Rectifier Corporation
2007 Annual Meeting of Shareholders

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

INTERNATIONAL RECTIFIER CORPORATION

Proxy Solicited by VISHAY INTERTECHNOLOGY, INC. for the

2007 Annual Meeting of Stockholders of International Rectifier Corporation

The undersigned hereby appoints [●] and [●], each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $1.00 par value Common Stock of the undersigned in International Rectifier Corporation at the 2007 Annual Meeting of Stockholders of International Rectifier Corporation to be held on October 10, 2008, and at any adjournments or postponements thereof. **Vishay Intertechnology, Inc. recommends voting FOR Proposals 1, 2, 3, 4 and 5.**

THIS PROXY will be voted as specified herein and, unless otherwise directed, will be voted FOR Proposals 1, 2, 3, 4 and 5.

PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS CARD.

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